UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2011 (August 2, 2011)

PLURISTEM THERAPEUTICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-31392	98-0351734
(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park Building No. 20 Haifa, Israel	31905
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported in the registrant’s Current Report on Form 8-K filed on June 20, 2011, on June 19, 2011, the registrant’s wholly owned Israeli subsidiary, Pluristem Ltd. (“Pluristem”), entered into an Exclusive License Agreement (the “Agreement”) with United Therapeutics Corporation, for the use of Pluristem’s PLacental eXpanded cells to develop and commercialize a cell-based product for the treatment of Pulmonary Hypertension. The Agreement required Pluristem to request, within 7 days from the date of the Agreement, the consent of the Office of Chief Scientist in Israel with respect to the subject matter of the Agreement. On July 27, 2011 such consent was obtained and on August 2, 2011 the Agreement became effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURISTEM THERAPEUTICS INC.

Date: August 3, 2011	By:	/s/ Yaky Yanay
	Name:	Yaky Yanay
	Title:	Chief Financial Officer